For more information, contact:
Katharine Boyce
Acxiom Investor Relations
501-342-1321
investor.relations@acxiom.com
EACXM

ACXIOM ANNOUNCES FIRST QUARTER FISCAL YEAR 2012 RESULTS

LITTLE ROCK, Ark. – July 27, 2011 — Acxiom® Corporation (Nasdaq: ACXM), a recognized leader in marketing services and technology, today announced financial results for the first quarter of fiscal year 2012 ended June 30, 2011. Acxiom will hold a conference call at 9:00 a.m. CDT today to further discuss this information. Interested parties are invited to listen to the call, which will be broadcast via the Internet at www.acxiom.com.

Jerry Gramaglia, Acxiom’s interim chief executive officer, said, "We achieved overall solid financial performance for the quarter and are pleased with our continued revenue growth, especially in our core U.S. marketing services and products business. During the quarter we increased spending in sales, account management and service delivery to continue our momentum and position Acxiom for strong performance through the balance of the year."

First Quarter 2012 Highlights:

·	Revenue increased by 6.9% in the current quarter ended June 30, 2011 to $288.9 million, compared to $270.4 million for the quarter ended June 30, 2010.

·	Income from operations of $22.2 million in the current-year first quarter, compared to income from operations of $22.1 million in the first quarter of the prior year.

·	Earnings per diluted share attributable to Acxiom stockholders of $0.13 in the current quarter, compared to earnings per share of $0.12 in the first quarter of fiscal 2011.

·	Operating cash flow of $32.8 million, compared to $17.0 million in the first quarter a year ago.

·
Free cash flow available to equity of $9.6 million, compared to negative $6.3 million in the first quarter a year ago. Free cash flow available to equity is a non-GAAP financial measure; a reconciliation to the comparable GAAP measure, operating cash flow, is attached to this news release.

Operational Highlights:

·
Information Services: Revenue for the quarter ended June 30, 2011 was $225.6 million, up 7.1%, compared to $210.7 million for the quarter ended June 30, 2010. Income from operations for the current first quarter was $20.2 million, down 3.4% compared to $20.9 million in the prior-year first quarter.

·
Information Products: Revenue for the quarter increased 6.0% to $63.3 million, compared with $59.7 million in the first quarter a year ago. Income from operations for the quarter was $2.3 million, compared to $1.1 million in the first quarter of the previous year.

·
Debt prepayment: The company prepaid $25 million of its term loan due March 15, 2015 in the current quarter. Subsequent to the end of the June 30, 2011 quarter, the company prepaid an additional $75 million of the term loan.

·	Middle East and North Africa (MENA) disposal: Subsequent to the end of the June 30, 2011 quarter, the company disposed of its ownership interest in MENA.

Web Link to Financials

You may link to http://www.acxiom.com/FY12_Q1_Financials for the detailed financial information we typically attach to our earnings releases.

About Acxiom

Acxiom is a recognized leader in marketing services and technology that enable marketers to successfully manage audiences, personalize consumer experiences and create profitable customer relationships. Our superior industry-focused, consultative approach combines consumer data and analytics, databases, data integration and consulting solutions for personalized, multichannel marketing strategies. Acxiom leverages over 40 years of experience in data management to deliver high-performance, highly secure, reliable information management services. Founded in 1969, Acxiom is headquartered in Little Rock, Arkansas, USA, and serves clients around the world from locations in the United States, Europe, Asia-Pacific, and South America. For more information about Acxiom, visit Acxiom.com.

Forward Looking Statements

This release and today’s conference call may contain forward-looking statements including, without limitation, statements regarding our expectation for strong performance for the balance of the year. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially. The following are factors, among others, that could cause actual results to differ materially from these forward-looking statements: the possibility that certain contracts may not generate the anticipated revenue or profitability or may not be closed within the anticipated time frames; the possibility that significant customers may experience extreme, severe economic difficulty or otherwise reduce the amount of business they do with us; the possibility that we will not successfully complete customer contract requirements on time or meet the service levels specified in the contracts, which may result in contract penalties or lost revenue; the possibility that data suppliers might withdraw data from us, leading to our inability to provide certain products and services to our clients, which could lead to decreases in our operating results; the possibility that we may not be able to attract, retain or motivate qualified technical, sales and leadership associates, or that we may lose key associates; the possibility that we may be unable to quickly and seamlessly integrate a new chief executive officer and chief financial officer; the possibility that we will not be able to continue to receive credit upon satisfactory terms and conditions; the possibility that negative changes in economic conditions in general or other conditions might lead to a reduction in demand for our products and services; the possibility that there will be changes in consumer or business information industries and markets that negatively impact the company; the possibility that the historical seasonality of our business may change; the possibility that we will not be able to achieve cost reductions and avoid unanticipated costs; the possibility that the fair value of certain of our assets may not be equal to the carrying value of those assets now or in future time periods; the possibility that changes in accounting pronouncements may occur and may impact these forward-looking statements; the possibility that we may encounter difficulties when entering new markets or industries; the possibility that we could experience loss of data center capacity or interruption of telecommunication links; and other risks and uncertainties, including those detailed from time to time in our periodic reports filed with the Securities and Exchange Commission, including our current reports on Form 8-K, quarterly reports on Form 10-Q and annual reports on Form 10-K, particularly the discussion under the caption “Item 1A, RISK FACTORS” in our Annual Reports on Form 10-K for the year ended March 31, 2011, which was filed with the Securities and Exchange Commission on May 27, 2011.

With respect to the provision of products or services outside our primary base of operations in the United States, all of the above factors apply, along with the difficulty of doing business in numerous sovereign jurisdictions due to differences in scale, competition, culture, laws and regulations.

We undertake no obligation to update the information contained in this press release or any other forward-looking statement.

Acxiom is a registered trademark of Acxiom Corporation.

ACXIOM CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(Dollars in thousands, except earnings per share)

	For the Three Months Ended
	June 30,
				$	%
	2011	2010	Variance	Variance

Revenue:
Services	225,604	210,656	14,948		7.1%
Products	63,330	59,739	3,591		6.0%
Total revenue	288,934	270,395	18,539		6.9%

Operating costs and expenses:
Cost of revenue
Services	180,463	164,650	(15,813)		(9.6%)
Products	48,878	45,771	(3,107)		(6.8%)
Total cost of revenue	229,341	210,421	(18,920)		(9.0%)

Services gross margin	20.0%	21.8%
Products gross margin	22.8%	23.4%
Total gross margin	20.6%	22.2%

Selling, general and administrative	37,119	37,955	836		2.2%
Gains, losses and other items, net	244	(57)	(301)		(528.1%)

Total operating costs and expenses	266,704	248,319	(18,385)		(7.4%)

Income from operations	22,230	22,076	154		0.7%

Other income (expense):
Interest expense	(5,455)	(5,898)	443		7.5%
Other, net	(87)	(451)	364		80.7%

Total other income (expense)	(5,542)	(6,349)	807		12.7%

Earnings before income taxes	16,688	15,727	961		6.1%

Income taxes	6,673	6,291	(382)		(6.1%)

Net earnings	10,015	9,436	579		6.1%

Less: Net earnings (loss) attributable to noncontrolling interest	(960)	(369)	(591)		-

Net earnings attributable to Acxiom	10,975	9,805	1,170		11.9%

Earnings per share:

Basic	0.12	0.12	0.00		0.0%

Diluted	0.12	0.12	0.00		0.0%

Earnings per share attributable to Acxiom stockholders:

Basic	0.14	0.12	0.02		16.7%

Diluted	0.13	0.12	0.01		8.3%

ACXIOM CORPORATION AND SUBSIDIARIES
CALCULATION OF EARNINGS PER SHARE
(Unaudited)
(In thousands, except earnings per share)

	For the Three Months Ended

	June 30,	June 30,
	2011	2010

Basic earnings per share:

Numerator - net earnings	10,015	9,436

Denominator - weighted-average shares outstanding	80,942	79,741

Basic earnings per share	0.12	0.12

Diluted earnings per share:

Numerator - net earnings	10,015	9,436

Denominator - weighted-average shares outstanding	80,942	79,741

Dilutive effect of common stock options, warrants and restricted stock	1,072	1,715

	82,014	81,456

Diluted earnings per share	0.12	0.12

Basic earnings per share attributable to Acxiom stockholders:

Numerator - net earnings attributable to Acxiom	10,975	9,805

Denominator - weighted-average shares outstanding	80,942	79,741

Basic earnings per share attributable to Acxiom stockholders	0.14	0.12

Diluted earnings per share attributable to Acxiom stockholders:

Numerator - net earnings attributable to Acxiom	10,975	9,805

Denominator - weighted-average shares outstanding	80,942	79,741

Dilutive effect of common stock options, warrants, and restricted stock	1,072	1,715

	82,014	81,456

Diluted earnings per share attributable to Acxiom stockholders	0.13	0.12

ACXIOM CORPORATION AND SUBSIDIARIES
RESULTS BY SEGMENT
(Unaudited)
(Dollars in thousands)

	For the Three Months Ended

	June 30,	June 30,
Revenue:	2011	2010

Information services	225,604	210,656
Information products	63,330	59,739

Total revenue	288,934	270,395

Income from operations:

Information services	20,172	20,879
Information products	2,302	1,140
Other	(244)	57

Total income from operations	22,230	22,076

Margin:

Information services	8.9%	9.9%
Information products	3.6%	1.9%

Total margin	7.7%	8.2%

ACXIOM CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
(Dollars in thousands)

	June 30,	March 31,		$	%
	2011	2011	Variance	Variance
Assets
Current assets:
Cash and cash equivalents	191,094	207,023	(15,929)		(7.7%)
Trade accounts receivable, net	180,610	176,654	3,956		2.2%
Deferred income taxes	12,773	12,480	293		2.3%
Refundable income taxes	1,900	7,402	(5,502)		(74.3%)
Other current assets	64,156	55,691	8,465		15.2%

Total current assets	450,533	459,250	(8,717)		(1.9%)

Property and equipment	899,047	888,717	10,330		1.2%
Less - accumulated depreciation and amortization	643,618	633,410	10,208		1.6%

Property and equipment, net	255,429	255,307	122		0.0%

Software, net of accumulated amortization	22,896	26,412	(3,516)		(13.3%)
Goodwill	418,988	417,654	1,334		0.3%
Purchased software licenses, net of accumulated amortization	36,067	38,583	(2,516)		(6.5%)
Deferred costs, net	75,757	81,837	(6,080)		(7.4%)
Data acquisition costs	16,976	17,627	(651)		(3.7%)
Other assets, net	8,579	9,955	(1,376)		(13.8%)

	1,285,225	1,306,625	(21,400)		(1.6%)

Liabilities and Stockholders' Equity
Current liabilities:
Current installments of long-term debt	28,112	27,978	(134)		(0.5%)
Trade accounts payable	28,999	27,507	(1,492)		(5.4%)
Accrued payroll and related expenses	30,893	42,236	11,343		26.9%
Other accrued expenses	76,831	75,852	(979)		(1.3%)
Deferred revenue	57,426	55,921	(1,505)		(2.7%)

Total current liabilities	222,261	229,494	7,233		3.2%

Long-term debt	365,565	394,260	28,695		7.3%

Deferred income taxes	84,446	84,360	(86)		(0.1%)

Other liabilities	6,505	7,478	973		13.0%

Stockholders' equity:
Common stock	11,879	11,777	102		0.9%
Additional paid-in capital	842,655	837,439	5,216		0.6%
Retained earnings	470,071	459,096	10,975		2.4%
Accumulated other comprehensive income (loss)	18,997	15,991	3,006		18.8%
Treasury stock, at cost	(742,049)	(739,125)	(2,924)		0.4%
Total Acxiom stockholders' equity	601,553	585,178	16,375		2.8%
Noncontrolling interest	4,895	5,855	(960)		(16.4%)

Total equity	606,448	591,033	15,415		2.6%

	1,285,225	1,306,625	(21,400)		(1.6%)

ACXIOM CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(Dollars in thousands)

	For the Three Months Ended

	June 30,

	2011	2010

Cash flows from operating activities:
Net earnings	10,015	9,436
Non-cash operating activities:
Depreciation and amortization	35,295	35,986
Deferred income taxes	37	1,435
Non-cash stock compensation expense	2,355	2,972
Changes in operating assets and liabilities:
Accounts receivable	(3,622)	(16,836)
Other assets	(8,517)	(1,467)
Deferred costs	(386)	(9,981)
Accounts payable and other liabilities	(3,674)	(7,121)
Deferred revenue	1,251	2,564
Net cash provided by operating activities	32,754	16,988
Cash flows from investing activities:
Capitalized software	(529)	(1,226)
Capital expenditures	(12,577)	(8,752)
Data acquisition costs	(2,776)	(4,326)
Payment received from investments	-	175
Net cash paid in acquisitions	(255)	(1,978)
Net cash used by investing activities	(16,137)	(16,107)
Cash flows from financing activities:
Payments of debt	(32,312)	(8,964)
Sale of common stock	39	3,801
Contingent consideration paid for prior acquisitions	(326)	-
Net cash used by financing activities	(32,599)	(5,163)
Effect of exchange rate changes on cash	53	(1,365)

Net change in cash and cash equivalents	(15,929)	(5,647)
Cash and cash equivalents at beginning of period	207,023	224,104
Cash and cash equivalents at end of period	191,094	218,457

Supplemental cash flow information:
Cash paid (received) during the period for:
Interest	5,589	5,780
Income taxes	1,098	3,358
Payments on capital leases and installment payment arrangements	4,794	5,968
Payments on software and data license liabilities	367	893
Other debt payments, excluding line of credit	2,151	2,103
Prepayments of debt	25,000	-
Noncash investing and financing activities:
Acquisition of property and equipment under capital lease
and installment payment arrangements	3,747	10,268

ACXIOM CORPORATION AND SUBSIDIARIES
CALCULATION OF FREE CASH FLOW AVAILABLE TO EQUITY
AND RECONCILIATION TO OPERATING CASH FLOW
(Unaudited)
(Dollars in thousands)

	06/30/10	09/30/10	12/31/10	03/31/11	FY2011	06/30/11

Net cash provided by operating activities	16,988	42,966	64,230	42,035	166,219	32,754

Plus:
Sale of assets	-	-	-	-	-	-

Less:
Capitalized software	(1,226)	(1,341)	(1,025)	(963)	(4,555)	(529)
Capital expenditures	(8,752)	(21,734)	(16,322)	(12,213)	(59,021)	(12,577)
Data acquisition costs	(4,326)	(2,625)	(3,765)	(2,650)	(13,366)	(2,776)
Payments on capital leases and installment payment arrangements	(5,968)	(5,411)	(5,726)	(5,252)	(22,357)	(4,794)
Payments on software and data license liabilities	(893)	(164)	(120)	(4,139)	(5,316)	(367)
Other required debt payments	(2,103)	(2,028)	(2,143)	(2,154)	(8,428)	(2,151)

Total	(6,280)	9,663	35,129	14,664	53,176	9,560

CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(Dollars in thousands, except earnings per share)

							Q1 FY12 to Q1 FY11
	06/30/10	09/30/10	12/31/10	03/31/11	FY2011	06/30/11%		$
Revenue:
Services	210,656	225,584	232,798	224,556	893,594	225,604	7.1%		14,948
Products	59,739	66,085	66,312	74,240	266,376	63,330	6.0%		3,591
Total revenue	270,395	291,669	299,110	298,796	1,159,970	288,934	6.9%		18,539

Operating costs and expenses:
Cost of revenue
Services	164,650	175,687	178,586	176,065	694,988	180,463	-9.6%		(15,813)
Products	45,771	48,320	48,258	47,551	189,900	48,878	-6.8%		(3,107)
Total cost of revenue	210,421	224,007	226,844	223,616	884,888	229,341	-9.0%		(18,920)

Selling, general and administrative	37,955	40,274	41,331	40,324	159,884	37,119	2.2%		836
Impairment of goodwill and other intangibles				79,674	79,674	0
Gains, losses and other items, net	(57)	78	(3,640)	8,219	4,600	244	-528.1%		(301)

Total operating costs and expenses	248,319	264,359	264,535	351,833	1,129,046	266,704	-7.4%		(18,385)

Income from operations	22,076	27,310	34,575	(53,037)	30,924	22,230	0.7%		154
% Margin	8.2%	9.4%	11.6%	-17.8%	2.7%	7.7%
Other income (expense)
Interest expense	(5,898)	(6,260)	(6,006)	(5,659)	(23,823)	(5,455)	7.5%		(443)
Other, net	(451)	111	(299)	(827)	(1,466)	(87)	80.7%		(364)
Total other income (expense)	(6,349)	(6,149)	(6,305)	(6,486)	(25,289)	(5,542)	12.7%		(807)

Earnings before income taxes	15,727	21,161	28,270	(59,523)	5,635	16,688	6.1%		961
Income taxes	6,291	8,464	7,856	11,466	34,077	6,673	-6.1%		(382)

Net earnings (loss)	9,436	12,697	20,414	(70,989)	(28,442)	10,015	6.1%		579

Less: Net loss attributable
to noncontrolling interest	(369)	(584)	(409)	(3,933)	(5,295)	(960)	160.2%		(591)

Net earnings (loss) attributable to Acxiom	9,805	13,281	20,823	(67,056)	(23,147)	10,975	11.9%		1,170

Diluted earnings (loss) per share
attributable to Acxiom shareholders	0.12	0.16	0.25	(0.83)	(0.29)	0.13	8.3%		0.01

ACXIOM CORPORATION AND SUBSIDIARIES
RESULTS BY SEGMENT
(Unaudited)
(Dollars in thousands)

							Q1 FY11 to Q1 FY12
	06/30/10	09/30/10	12/31/10	03/31/11	FY2011	06/30/11%		$
Revenue:

Services	210,656	225,584	232,798	224,556	893,594	225,604	7.1%		14,948
Products	59,739	66,085	66,312	74,240	266,376	63,330	6.0%		3,591

Total revenue	270,395	291,669	299,110	298,796	1,159,970	288,934	6.9%		18,539

Income from operations:

Services	20,879	22,952	26,390	21,181	91,402	20,172	-3.4%		(707)
Products	1,140	4,436	4,545	13,675	23,796	2,302	101.9%		1,162
Other	57	(78)	3,640	(87,893)	(84,274)	(244)	-528.1%		(301)

Total income (loss) from operations	22,076	27,310	34,575	(53,037)	30,924	22,230	0.7%		154

Margin:

Services	9.9%	10.2%	11.3%	9.4%	10.2%	8.9%
Products	1.9%	6.7%	6.9%	18.4%	8.9%	3.6%

Total	8.2%	9.4%	11.6%	-17.8%	2.7%	7.7%